Exhibit 99.3

                          CERTIFICATION PURSUANT TO
          SECTION 1350, CHAPTER 63 OF TITLE 18, UNITED STATES CODE,
                            AS ADOPTED PURSUANT TO
                SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002


Pursuant to Section 1350, Chapter 63 of Title 18, United States Code, as adopted pursuant to Section 906 of the Sarbanes-Oxley Act of 2002, the undersigned, as Chairman and CEO, President and COO of VSE Corporation (the "company"), does hereby certify that to the best of the undersigned's knowledge:


         1) the company's Quarterly Report on Form 10-Q for the quarter ending September 30, 2003 (the "Report"), fully complies with the requirements of
Section 13(a) or 15(d) of the Securities Exchange Act of 1934; and

         2) the information contained in the company's Report fairly presents, in all material respects, the financial condition and results of operations of the company.


Dated: October 28, 2003                  /s/ D. M. Ervine
                                         ___________________________
                                         D. M. Ervine
                                         Chairman and CEO,
                                         President and COO



A signed original of this written statement required by Section 906 has been provided to VSE Corporation and will be retained by VSE Corporation and furnished to the Securities and Exchange Commission or its staff upon request.